NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

7517

Seven Arts Pictures PLC

TOTAL AUTHORIZED: 173,184,000 ORDINARY SHARES OF PAR VALUE £0.06
REGISTERED IN ENGLAND AND WALES NO. 4219017

XXXXXXXXXXXXXXXXX
CUSIP NO. G80680 20 3

THIS CERTIFICATE REPRESENTS SHARES ADJUSTED BY A 1-5 REVERSE EFFECTED BY THE CORPORATION ON 1-16-2009

SPECIMEN

This Certifies that

Is The Record Holder Of

Shares of SEVEN ARTS PICTURES PLC Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

SEVEN ARTS PICTURES PLC
CORPORATE
Seal
ENGLAND

PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM *MUST* BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM.*

TRANSFER FEE WILL APPLY

◊◊◊ FOR MEDALLION GUARANTEE USE ONLY ◊◊◊